POWER OF ATTORNEY




      Know all by these presents that the
undersigned hereby constitutes and appoints
Robert Buckley, Paula A. Pluta and Joanna Tow
as his true and lawful attorneys-in-fact to:
(1)	execute for and on behalf
of the undersigned Forms
3, 4 and 5 in accordance
with Section 16(a) of the
Securities Exchange Act
of 1934, as amended, and
the rules thereunder, for
and in relation to any and
all reportable transactions
in the securities of GSI
Group, Inc.;
(2)	do and perform any and
all acts for and on behalf
of the undersigned which
may be necessary or
desirable to complete the
execution of any such
Form 3, 4 and 5 and
timely filing of such forms
with the United States
Securities and Exchange
Commission and any other
authority; and
(3)	take any other action of
any type whatsoever in
connection with the
foregoing which, in the
opinion of such attorneys-
in-fact, may be of benefit
to, in the best interest of,
or legally required by, the
undersigned, it being
understood that the
documents executed by
such attorneys-in-fact on
behalf of the undersigned
pursuant to this Power of
Attorney shall be in such
form and shall contain
such terms and conditions
as such attorneys-in-fact
may approve in their
discretion.
      The undersigned hereby grants to each
attorney-in-fact, individually, full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as each attorney-in-fact might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming that each attorney-in-fact, or his substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934, as amended.
      IN WITNESS WHEREOF, the
undersigned has caused this Power of Attorney to be executed as of this 17th day of June, 2012.


/s/ Thomas N. Secor
Signature

Thomas N. Secor
Print Name